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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2000

                                A V N E T, I N C.
________________________________________________________________________________
             (Exact name of Registrant as Specified in its Charter)



           New York                 1-4224                     11-1890605
________________________________________________________________________________
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
      of Incorporation)          File Number)               Identification No.)


2211 South 47th Street, Phoenix, Arizona                             85034
________________________________________________________________________________
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's Telephone Number, Including Area Code  - (480) 643-2000
________________________________________________________________________________

                                 Not Applicable
________________________________________________________________________________
          (Former Name or Former Address if Changed Since Last Report)
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Item 7.  Financial Statements and Exhibits.

               (a)     Inapplicable

               (b)     Inapplicable.

               (c)     Exhibits:

                       99.   Press Release of Avnet, Inc. dated October 20, 2000



Item 9.  Regulation F-D Disclosure.

         The press release of Avnet, Inc. issued on October 20, 2000 is being filed as Exhibit 99 hereto.

         Management of Avnet, Inc. may, from time to time, comment on expectations concerning Avnet's future financial performance during discussions with investors, the media, investment analysts, and others. To the extent management's expectations differ during those discussions from the comments made by management in Avnet's quarterly earnings conference calls, such new expectations will be posted on the Investor Relations home page of Avnet's web site.




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                                S I G N A T U R E
                                -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AVNET, INC.
                                      (Registrant)

                                            /s/ Raymond Sadowski
Date: October 23, 2000                By:   _______________________________
                                              Raymond Sadowski
                                              Senior Vice President and
                                              Chief Financial Officer
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                                 Exhibit Index
                                 -------------

Exhibit Number           Description
--------------           -----------

     99                  Press Release of Avnet, Inc. dated October 20, 2000